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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                    FORM 8-K

                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)  February 13, 1997


                             THE GYMBOREE CORPORATION
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             (Exact name of registrant as specified in its charter)



      Delaware                  000-21250           94-2615258
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(State or other jurisdiction    (Commission      (IRS Employer Iden-
of incorporation)               File Number)     tification No.)




700 Airport Blvd., Ste. 200, Burlingame, California         94010
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (415) 579-0600


                              Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

         As announced in a press release dated February 13, 1997, Nancy J. Pedot will resign from her positions of President, Chief Executive Officer and director of the Registrant, effective as of February 14, 1997. Gary White, formerly Chief Operating Officer and Senior Vice President of the Registrant, has been appointed to the positions of President, Chief Executive Officer and director.

         Separately, the Registrant elected Jerome A. Chazen to the Board of Directors.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 27, 1997         THE GYMBOREE CORPORATION



                                 By:   /s/ James P. Curley
                                       --------------------------------
                                           James P. Curley,
                                        Senior Vice President, Chief
                                     Administrative Officer and Chief Financial
                                     Officer